Supplement dated March 8, 2024 to the
Prospectus for your Variable Annuity
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

This supplement contains information about changes to certain Variable Sub-Accounts available in your annuity contract (“Contract”) issued by Wilton Reassurance Life Company of New York. Your Contract may not offer all of the Variable Sub-Accounts described below.

Effective immediately, the names of certain Portfolios are revised as shown below:

Portfolio Current Name	Portfolio Revised Name
AB Discovery Value Portfolio – Class B	AB VPS Discovery Value Portfolio – Class B
AB Relative Value Portfolio – Class B	AB VPS Relative Value Portfolio – Class B

All references in your Prospectus to the Portfolio Current Name are replaced with the corresponding Portfolio Revised Name.

If you have any questions, please call us at (800) 457-8207. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.

WRNYSUP9-N4